EXHIBIT 10.5
                                                                    ------------

                           FURTHER AMENDING AGREEMENT


     THIS AGREEMENT is made on 5 November, 2002

B E T W E E N:

     1. SIGNATURE EYEWEAR, INC. (formerly known as USA Optical Distributors, Inc.), a company incorporated in the State of California having its principal office at 498 North Oak Street, Inglewood, CA 90302, USA ("the Licensee") of the first part; and

     2. LAURA ASHLEY LIMITED, a company incorporated in England and having its registered office at 27 Bagley's Lane, London, SW6 2QA (the "Licensor") of the second part.

                                  INTRODUCTION

     1 The Licensor's assignor and the Licensee entered into a licence agreement dated 28 May 1991 (the "Licence Agreement").

     2 The Licence Agreement was amended by agreements dated 2 August 1993, 31 May 1994, 30 January 1995, 21 August 1995, and 4 October 2000.

     3  The parties now wish to amend the Licence Agreement further.


     IT IS THEREFORE AGREED:

     1. Clause 13.2.1 (b) of the Licence Agreement is hereby deleted and replaced with the following:

        "(b) if the other party shall enter into liquidation (otherwise than for reason of corporate amalgamation or reconstruction) or shall become bankrupt or shall be placed in the control of a receiver or trustee, whether compulsorily or voluntarily."

     2. There shall be added a new clause 13.2.1A as follows:

        "For the avoidance of doubt, and without affecting the meaning of material breach for any other purpose, non-payment of Royalty shall be a material breach for the purpose of clause 13.2.1(a)."

     3. Any definition in the Licence Agreement shall apply to this agreement.

     4. For this agreement, Licence Agreement shall mean the Licence Agreement as amended unless the context otherwise dictates.

     5. This agreement shall be effective from 24 October 2002.

     6. Save as provided here, the Licence Agreement shall remain unaffected.
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     IN WITNESS whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives the day and year first above written


SIGNED by                         )
for and on behalf of              )
SIGNATURE EYEWEAR, INC.           )





SIGNED by                         )
for and on behalf of              )
LAURA ASHLEY LIMITED              )